U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Australia - 2.9%
Brambles, Ltd.	16,008	$210,607

Canada - 3.9%
Teekay Tankers, Ltd. - Class A	4,897	285,250

China - 8.8%
COSCO SHIPPING Holdings Company, Ltd. - H-Shares	104,218	174,817
J&T Global Express, Ltd. (a)	264,470	238,824
ZTO Express Cayman, Inc. - ADR	9,002	222,979
		636,620

Denmark - 3.0%
DSV AS	1,056	218,011

Finland - 5.3%
Cargotec Oyj – Class B	6,532	381,588

Germany - 2.8%
Deutsche Post AG	4,511	201,008

Greece - 4.1%
Danaos Corporation	3,416	296,304

Hong Kong - 4.4%
SITC International Holdings Company, Ltd.	117,217	316,646

Ireland - 1.9%
Ardmore Shipping Corporation	7,693	139,243

Japan - 12.6%
Kawasaki Kisen Kaisha, Ltd.	9,636	148,437
Mitsui OSK Lines, Ltd. (b)	7,897	270,660
Nippon Express Holdings, Inc.	3,882	203,682
Nippon Yusen KK	7,967	289,356
		912,135

Monaco - 4.8%
Scorpio Tankers, Inc.	4,877	347,730

Norway - 11.4%
Frontline PLC (b)	5,925	135,386
Hoegh Autoliners ASA	29,986	386,726
MPC Container Ships ASA	132,624	306,018
		828,130

Singapore - 9.3%
BW LPG, Ltd. (c)	23,651	337,297
Hafnia, Ltd.	46,805	333,087
		670,384

Switzerland - 1.7%
Kuehne + Nagel International AG	443	120,806

United Kingdom - 9.5%
Global Ship Lease, Inc. - Class A	5,638	150,253
International Distribution Services plc	43,611	199,639
TORM PLC - Class A	9,907	338,720
		688,612

United States - 12.1%
Expeditors International of Washington, Inc. (b)	1,600	210,240
FedEx Corporation (b)	687	188,018
International Seaways, Inc.	5,373	277,032
United Parcel Service, Inc. - Class B	1,499	204,374
		879,664
TOTAL COMMON STOCKS (Cost $6,333,762)		7,132,738

SHORT-TERM INVESTMENTS - 9.9%
Investments Purchased with Proceeds from Securities Lending - 8.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.02% (d)	639,009	639,009

Money Market Funds - 1.0%	Shares
First American Government Obligations Fund - Class X, 4.82% (d)(e)	74,095	74,095
TOTAL SHORT-TERM INVESTMENTS (Cost $713,104)		713,104

TOTAL INVESTMENTS - 108.4% (Cost $7,046,866)		7,845,842
Liabilities in Excess of Other Assets - (8.4)%		(610,605)
TOTAL NET ASSETS - 100.0%		$7,235,237

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
AS - Aksjeselskap
ASA - Advanced Subscription Agreement
KK – Kabushiki Kaisha
OYJ – Julkinen Asakeyhito
plc - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $624,373 which represented 8.6% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $337,297 or 4.7% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

U.S. Global Sea to Sky Cargo ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$7,132,738	$–	$–	$7,132,738
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	639,009
Money Market Funds	74,095	–	–	74,095
Total Investments	$7,206,833	$–	$–	$7,845,842

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.